Filed under Rule 497(a)(1)

File No. 333-206692

Rule 482 ad

AT THE COMPANY:	AT ZLOKOWER COMPANY

Medallion Financial Corp.	Public Relations
437 Madison Avenue	Harry Zlokower/Dave Closs
New York, New York 10022	1-212-863-4193

Andrew M. Murstein, President

Larry D. Hall, CFO

1-212-328-2100

1-877-MEDALLION

FOR IMMEDIATE RELEASE:

MEDALLION FINANCIAL CORP. ANNOUNCES

EXERCISE OF NOTES OVER-ALLOTMENT OPTION

NEW YORK, NY, April 29, 2016 – Medallion Financial Corp. (NASDAQ: TAXI), a specialty finance company that originates and services loans in various niche industries (the “Company”), announced today the sale of $3,625,000 aggregate principal amount of its 9.00% Notes due 2021 (the “Notes”) in respect of the Company’s previously announced offering of the Notes pursuant to an exercise of the underwriters’ option to purchase additional notes to cover over-allotments. The Notes sold on April 29, 2016 have the same terms in all respects as the Notes previously sold in such offering. Following today’s closing, the Company has issued a total of $33,625,000 aggregate principal amount of the Notes.

The Company expects to use the net proceeds from the offering to make loans and other investments in portfolio companies and for general corporate purposes, including repaying borrowings under its revolving credit facilities in the ordinary course of business and expanding its operations.

The securities described above are being offered by the Company pursuant to an effective shelf registration statement previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) on February 23, 2016. A final prospectus supplement and the accompanying prospectus have been filed with the SEC in connection with the offering, copies of which, may be obtained from: (i) Keefe, Bruyette & Woods, Inc. by calling 1-800-966-1559, by mail at Keefe, Bruyette & Woods, Inc., Attention: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, or by email at uscapitalmarkets@kbw.com; and (ii) Sandler O’Neill & Partners, L.P. by calling 1-866-805-4128, or by email at syndicate@sandleroneill.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Medallion Financial Corp.

Medallion Financial Corp. is a specialty finance company that originates and services loans in various commercial industries, and its wholly-owned portfolio company, Medallion Bank, also originates and services consumer loans. The Company and its subsidiaries have lent approximately $7 billion to small businesses.

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to the Company’s proposed securities offering and the anticipated use of the net proceeds of the offering. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the anticipated terms or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of the Company, including, without limitation, market conditions and failure of customary closing conditions. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.